Third Quarter 2026 Earnings Supplement Claros Mortgage Trust, Inc. (CMTG) November 3, 2026 The properties above are not representative of all transactions. The information provided herein is as of September 30, 2026, unless otherwise noted.

Third Quarter 2026 Highlights

CMTG | CLAROS MORTGAGE TRUST

Financial

- GAAP net loss of $14.3 million, or $0.10 per share
- Distributable loss of $12.1 million, or $0.08 per share, and distributable loss prior to realized gains and losses of $7.9 million, or $0.05 per share [1, 13]
- Book value of $8.49 per share, net of $3.93 per share of CECL reserves on UPB [19]

Loan and REO Portfolio [3, 4]

- $2.5 billion held-for-investment loan portfolio [4]
- Watchlist loans of $1.1 billion of carrying value (11 loans), down $547.2 million from year-end 2025 [4]
  - No loans added to the watchlist and no additional loans placed on non-accrual status during the quarter
  - In October, agreements to sell two risk rated 5 loans for $310.7 million of combined gross proceeds, or 97% of current combined carrying values, each became binding with nonrefundable purchaser deposits; if completed, incremental combined losses of $10.4 million, or ~$0.07 per share, expected upon Q4 2026 closings
- CECL reserves of $566.2 million on UPB (18.5%) [19]
- Loan resolutions year-to-date of $1.3 billion of UPB [2, 3], including six full loan repayments of $732.5 million, and partial loan repayments of $33.4 million of UPB
  - Resolved seven watchlist loans year-to-date totaling $646.8 million of UPB [2, 3]; gross proceeds of 79% of UPB
- $700.7 million REO portfolio consisting of eight investments [8]
  - In October, an agreement to sell two of the seven hotels in our REO hotel portfolio for $44.5 million of gross proceeds (a slight premium to current allocated carrying value) became binding with a nonrefundable purchaser deposit; closing expected by Q1 2027

Liquidity and Capitalization

- Total liquidity of $146.9 million at quarter-end, including $133.8 million of cash [7]
  - At November 2, 2026, total liquidity of $142.7 million, including $136.8 million of cash [7]
- Unencumbered assets of $664.5 million, consisting of $517.1 million of loan UPB ($401.6 million of loan carrying value [4]) and $147.4 million of REO carrying value [8]; includes one loan that was fully deleveraged in October
- Financings outstanding decreased by $330.1 million, including $99.9 million of deleveraging payments
- Net debt-to-equity ratio of 1.7x; 1.5x after adjusting for fourth quarter loan resolutions and deleveraging of $268.7 million [9, 13]
- Total leverage ratio of 2.4x; 2.2x after adjusting for fourth quarter loan resolutions and deleveraging of $268.7 million [10, 13]

See Endnotes in the Appendix.

CLAROS MORTGAGE TRUST, INC. THIRD QUARTER 2026 EARNINGS SUPPLEMENT PAGE 1

Seven Quarters of Focused Execution

CMTG | CLAROS MORTGAGE TRUST

- Since January 1, 2025, CMTG has made meaningful progress in turning over the portfolio and strengthening and de-risking the balance sheet, with term loan financing extended through 2030
  - Of four loans downgraded to watchlist since January 1, 2025, three have been resolved at 86% of UPB

Resolving Watchlist Loan UPB [A, B]

Cumulative recovery of UPB | Cumulative principal charge-offs | *($ in billions)*

80%
Recovery of watchlist loan UPB [B]



$0.5
$0.1
$0.4
(72%
of UPB)
$1.3
$0.3
$1.0
(81%
of UPB)
$1.8
$0.3
$1.5
(81%
of UPB)
$2.0
$0.4
$1.6
(80%
of UPB)
Q2 2025
Q4 2025
Q2 2026
Q3 2026

Execution Over Seven Quarters

12/31/24 | 9/30/26 | 11/2/26 | Pro Forma [C]

Reduced Watchlist Loan Count [A]

−13



24 loans
11 loans
11 loans C

Reduced Watchlist Loan UPB [A]

−$1.2Bn



$2.8Bn
$1.6Bn
$1.6Bn C

Turning Over the Loan Portfolio [D]

−$3.7Bn



$6.5Bn
$3.1Bn
$2.8Bn C

Greater Liquidity

+$41MM



$102MM
$147MM
$143MM

Reduced Indebtedness

−$2.9Bn

Including $973 million of deleveraging



$4.9Bn
$2.3Bn
$2.0Bn C

Reduced Net Debt-to-Equity Ratio

−0.9x



2.4x
1.7x
1.5x C

See Endnotes in the Appendix.
A. Watchlist loans include risk rated 4 and 5 loans.
B. Cumulative unpaid principal balance resolved since January 1, 2025, prior to principal charge-offs; recovered UPB reflects unpaid principal balance resolved less principal charge-offs.
C. Pro forma adjustments to September 30, 2026 metrics reflect loan resolutions and deleveraging totaling $268.7 million subsequent to September 30, 2026.
D. Unpaid principal balance; December 31, 2024 includes loans classified as held-for-sale.

CLAROS MORTGAGE TRUST, INC. THIRD QUARTER 2026 EARNINGS SUPPLEMENT PAGE 2

During the quarter, resolved four loans totaling $409.5 million of UPB 2 and received $8.0 million in partial loan repayments Two full loan repayments: $223.1 million of UPB One loan sale: $111.5 million of UPB 2; watchlist loan, recovery of 63% of UPB One discounted loan payoff: $74.9 million of UPB 2; watchlist loan, recovery of 94% of UPB Subsequent to quarter-end, received two full loan repayments totaling $268.7 million of UPB and $0.6 million in partial loan repayments Turning Over the Loan Portfolio $3.9 billion 2 80% recovery of watchlist loan UPB A See Endnotes in the Appendix. A. Watchlist loans include risk rated 4 and 5 loans. Loan Resolution and Partial Repayment Activity 2 ($ in unpaid principal balance prior to principal charge-offs) 2025 – 2026 YTD 2023 – 2026 YTD ($ in billions) Full Loan Repayments 40% Loan Sales at 100% of UPB 3% Partial Repayments 3% Discounted Loan Payoffs 22% Loan Sales below 100% of UPB 17% Foreclosures 13% Settlement with financing counterparty 2% $2.6 $1.3 Risk rated 2 and 3 loans Watchlist loans A $1.1 $1.4

Book Value per Share Composition

CMTG CLAROS MORTGAGE TRUST

- Book value of $8.49 per share presented below reflects total GAAP equity attributed to components of our balance sheet, including our loans and REO investments [A, B]

Book Value per Share Composition [A, B] *(September 30, 2026)*

Total: $8.49 [A, B]

$6.96 Book Value of Cash, Performing Loans, and REO



$0.93
$4.04
$1.99
$4.10
$0.90
($3.47)

$0.93 – Cash

$4.04 – Twelve risk rated 2 and 3 loans

$1.99 – Eight real estate owned investments

- $1.02: Represents two unencumbered REO investments

$4.10 – Eleven risk rated 4 and 5 loans and one JV equity investment

- Carrying values on risk rated 4 and 5 loans are net of $3.64 per share of CECL reserves
- $2.52: Six risk rated 4 or 5 loans expected to have longer resolutions due to lender-driven value creation efforts ($0.49 unencumbered)
- $0.29: One JV equity investment in a non-accrual loan

$0.90 – Other assets, net

($3.47) – Less: secured term loan principal

$4.04

Book value attributable to risk rated 2 and 3 loans, net of allocated general CECL reserves of $0.29.

Over seven quarters, only four loans have been downgraded to watchlist, three of which have been resolved at 86% of UPB.

$6.09

Book value attributable to REO investments, watchlist loans, and JV equity investment.

In price discovery process on $2.27 of book value ($1.03 unencumbered), including:

- **Three REO investments ($0.98 of book value, $0.37 unencumbered)**
- **Five watchlist loans ($1.29 of book value, $0.66 unencumbered)**

The various components of Book Value presented represent an attribution of total GAAP equity and are not an estimate of fair value or realizable value. See Important Notices beginning on page 21.

A. Based on 144,245,923 shares of common stock outstanding and RSUs as of September 30, 2026. Excludes 7,542,227 warrants outstanding as the exercise price of $4.00 per share exceeds the closing price of our common stock.

B. See page 17 for reconciliation of balance sheet to book value per share composition as of September 30, 2026.

CLAROS MORTGAGE TRUST, INC. THIRD QUARTER 2026 EARNINGS SUPPLEMENT PAGE 4

Loan Portfolio Overview See Endnotes in the Appendix. A. At September 30, 2026 and June 30, 2026, approximates 1%. B. At September 30, 2026 and June 30, 2026, approximates 0% and 2%, respectively. Held-for-investment loan portfolio of $2.5 billion across 23 loans, 95% floating-rate and 95% senior 4, 6 Key Portfolio Metrics 3, 11 September 30, 2026 June 30, 2026 Total Loan Commitments 12 $3.2Bn $3.5Bn Loan UPB $3.1Bn $3.4Bn Loan Carrying Value 4 $2.5Bn $2.8Bn Loan Count 23 26 Weighted Average Risk Rating 4 3.8 3.8 Weighted Average Adjusted LTV 13 80.6% 80.3% Average Commitment Size $140MM $135MM Weighted Average Yield to Maturity 14 5.7% 5.8% Floating Rate Loans 4 95% 96% Senior Loans 4, 6 95% 96% Portfolio Diversification 3, 4, 11 Collateral Type Geography Multifamily Hospitality Office Mixed-use 15 Retail Land Other A CA NY VA / DC GA TX IL UT B Other

Third Quarter Loan Portfolio Activity See Endnotes in the Appendix. Totals may not foot or cross-foot due to rounding. A. Pro forma adjustments to September 30, 2026 UPB reflect resolutions of two loans receivable held-for-investment as of September 30, 2026 totaling $268.7 million of UPB. During the quarter, received $298.0 million of loan repayments 2, 11, including one watchlist loan, and $8.0 million of partial loan repayments; funded $4.5 million on existing loan commitments Sold one watchlist loan with $111.5 million of UPB, previously held-for-sale 2 Q3 2026 Held-for-Investment Loan Portfolio Activity 2, 11 ($ in millions) Loan UPB Unfunded loan commitments Fundings Repayments $3,357 UPB $3,055 UPB $2,786 UPB Total commitments: $3,532 Total commitments: $3,226 Total commitments: $2,952 $5 Net change in UPB: ($302) 2 A Principal charge-offs ($5)

($ in millions) Risk Rating Number of Loans UPB Carrying Value 4 Specific CECL Reserve Specific CECL Reserve (% of UPB) Multifamily (AZ / CA / CO / TX) 5 5 $996.2 $620.7 $374.8 37.6% Office (CA / GA) 5 3 387.8 286.5 100.5 25.9 Land (VA) 5 1 160.4 120.1 40.3 25.1 Other 16 5 1 1.5 1.5 - - Total Risk Rated 5 Loans 11 10 $1,545.9 $1,028.8 $515.6 33.4% Hospitality (NY) 4 1 78.5 78.5 Total Watchlist Loans 11 (At September 30, 2026) 11 $1,624.4 $1,107.3 Reduced Watchlist with Multiple Resolution Paths Risk rated 5 loans with a carrying value of $1.0 billion are net of specific CECL reserves of 33.4% of UPB, and are primarily secured by multifamily, office, and land properties Resolution paths include loan sales, discounted loan payoffs, and foreclosures, each executed on watchlist loans in 2025 and 2026 In October, agreements to sell a risk rated 5 multifamily loan and a risk rated 5 unencumbered office loan for $310.7 million of combined gross proceeds, or 97% of current combined carrying values, each became binding with nonrefundable purchaser deposits; if completed, incremental combined losses of $10.4 million expected upon Q4 2026 closings See Endnotes in the Appendix. Totals may not foot or cross-foot due to rounding.

Repositioning REO for Disposition

CMTG | CLAROS MORTGAGE TRUST

- During the quarter, sold one multifamily REO investment for gross proceeds of $22.5 million
- Total equity in REO investments held-for-investment and held-for-sale of $287.1 million, or $1.99 per share [8]

Real Estate Owned *($ in millions, except units and asset basis)*

	Held-for-Investment							Held-for-Sale	
	Hotel Portfolio	**Land Parcel**	**Multifamily 1** [A]	**Multifamily 2** [A]	**Multifamily 3** [A]	**Multifamily 4** [A]	**Multifamily 5** [A]	**Mixed-use Property**	**Total**
Acquisition Date	February 2021	December 2025	May 2025	June 2025	July 2025	January 2026	May 2026	June 2023	
Location	New York, NY	New York, NY	Phoenix, AZ	Henderson, NV	Dallas, TX	Dallas, TX	Dallas, TX	New York, NY	
Carrying Value [B, 8]	**$318.9**	**$94.3**	**$39.9**	**$73.4**	**$62.4**	**$36.4**	**$22.3**	**$53.1**	**$700.7**
Units / Keys / SF	1,087	373,270 Buildable SF	206	376	316	650	232	31,000 SF (Retail Only)	
Asset Basis [B]	$293,366 / Key	$253 / Buildable SF	$193,852 / Unit	$195,341 / Unit	$197,350 / Unit	$55,936 / Unit	$96,005 / Unit	$1,714 / SF	
Debt Outstanding [B]	$235.0 [C]	–	$32.6 [A]	$62.7 [A]	$36.4 [A]	$32.7 [A]	$14.2 [A]	–	**$413.6**
Net Equity [B, D]	**$83.9**	**$94.3**	**$7.3**	**$10.7**	**$26.0**	**$3.7**	**$8.1**	**$53.1**	**$287.1**
Strategy	Pursuing partial sale, evaluating monetization for remaining hotels	Maximizing value for eventual sale	Improve operating performance for eventual sale	Improve operating performance for eventual sale	Improve operating performance for eventual sale	Evaluating monetization	Improve operating performance for eventual sale	Pursuing sale, classified as held-for-sale	

See Endnotes in the Appendix. Totals may not foot or cross-foot due to rounding.
A. Assets are financed through a repurchase agreement and are cross-collateralized.
B. Values as of September 30, 2026. For REO classified as held-for-sale, amounts reflect held-for-sale carrying values.
C. Excludes $1.9 million of related deferred financing costs.
D. Net equity represents carrying value less unpaid principal balance of debt outstanding attributed to each asset. Excluding assets classified as held-for-sale, amount is not an estimate of the proceeds the Company would realize upon disposition.

CLAROS MORTGAGE TRUST, INC. THIRD QUARTER 2026 EARNINGS SUPPLEMENT PAGE 8

Greater Liquidity and Reduced Leverage

CMTG | CLAROS MORTGAGE TRUST

- Financings outstanding decreased by $330.1 million during the quarter, including $99.9 million of deleveraging payments, and by $268.7 million subsequent to quarter-end, including $131.5 million of deleveraging payments
- Weighted average financing spread of +3.74% [17]: secured term loan +6.75%, hotel REO debt +3.18%, and repurchase agreements and term participation facility +2.85%

$142.7MM
Total Liquidity [7]
At November 2, 2026, including $136.8 million of cash

$664.5MM
Unencumbered Assets [B]
$517.1 million of loan UPB and $147.4 million of REO carrying value

$3.0MM
Net Unfunded Commitments [A]
Minimal future funding needs where conditions to fund are met

2030
Secured Term Loan Matures January 2030

Q3 2026 Financing Activity *($ in millions)*



Secured term loan
Hotel REO debt
Term participation facility
Repurchase agreements
Repurchase agreements secured by multifamily REO
$199
$1,338
$329
$235
$500
$1
($213)
($118)
$179
$1,145
$212
$235
$500
$155
$1,100
$235
$500
$12
Total: $2,601
6/30/26
Advances
Repayments
Total: $2,271
9/30/26
Total: $2,002
Pro Forma C

Leverage Ratios



Net debt-to-equity
Total leverage
2.8x
2.5x
2.4x
2.2x C
2.4x
1.9x
1.7x
1.5x C
12/31/24
12/31/25
9/30/26
Pro Forma C

See Endnotes in the Appendix. Totals may not foot or cross-foot due to rounding.
A. Net of $52.6 million of in-place financings and $115.4 million of commitments on loans where conditions to funding are not currently met.
B. Includes one risk rated 5 loan receivable that was fully deleveraged in October 2026. The loan has $155.0 million of UPB and $100.9 million of carrying value, net of specific CECL reserves.
C. Adjusted for loan resolutions and deleveraging of $268.7 million subsequent to September 30, 2026.

CLAROS MORTGAGE TRUST, INC. THIRD QUARTER 2026 EARNINGS SUPPLEMENT PAGE 9

Financial Overview and Book Value Roll-Forward See Endnotes in the Appendix. Totals may not foot or cross-foot due to rounding. A. General CECL reserve as a percentage of UPB of loans subject to the general reserve; specific CECL reserve as a percentage of UPB of risk rated 5 loans. Book value of $8.49 per share at September 30, 2026 is net of $3.58 per share of specific CECL reserves Key Metrics Q3 2026 ($ in millions, except per share data) Amount Per Share GAAP Net Loss $ (14.3) $ (0.10) Distributable Loss 1, 13 $ (12.1) $ (0.08) Distributable Loss Prior to Realized Gains and Losses 1, 13 $ (7.9) $ (0.05) Book Value $ 1,225.2 $ 8.49 Adjusted Per Share 13, 18 $ 9.00 General CECL Reserve 19 $ 50.6 $ 0.35 % of UPB A 3.4 % Specific CECL Reserve $ 515.6 $ 3.58 % of UPB A 33.4 % Net Debt-to-Equity Ratio 9, 13 1.7 x Total Leverage Ratio 10, 13 2.4 x Book Value per Share Roll-Forward 13 $10.69 ($0.17) ($2.13) $0.10 $8.49 $10.69 Book value per share $8.49 0.54 Add back: general CECL reserve 0.35 0.10 Add back: accumulated depreciation and amortization on REO 0.16 $11.33 Adjusted book value per share 13 $9.00

Appendix A The properties above are not representative of all transactions.

($ in millions, as of September 30, 2026) Region Exposure by Carrying Value and as a % of Total Carrying Value 3, 4, 11 Collateral Type Loan Count Carrying Value 4 % of Total Carrying Value West Northeast Southeast Midwest Mid Atlantic Southwest Other Multifamily 7 $927 36% $440 / 17% - - $177 / 7% $130 / 5% $181 / 7% - Hospitality 4 $573 23% $225 / 9% $280 / 11% $69 / 3% - - - - Office 4 $411 16% $71 / 3% - $215 / 8% $125 / 5% - - - Mixed-use 15 3 $322 13% - $236 / 9% $86 / 4% - - - - Retail 2 $152 6% - $152 / 6% - - - - - Land 1 $120 5% - - - - $120 / 5% - - Other 2 $33 1% - - - - - - $33 / 1% Total 3, 4, 11 23 $2,539 100% $736 / 29% $668 / 26% $370 / 15% $302 / 12% $250 / 10% $181 / 7% $33 / 1% Loan Portfolio Exposure by Region See Endnotes in the Appendix. Totals may not foot or cross-foot due to rounding.

CMTG Watchlist Held-for-Investment Loan Summary as of September 30, 2026 ($ in millions, except loan basis) Loan 3, 11 Carrying Value 4 Unpaid Principal Balance Loan Commitment 12 Origination Date Property Type Location Loan Basis (Commitment / CV) A Risk Rating Loan 1 $250.0 $402.3 $405.0 12/16/2021 Multifamily CA $1,004,016 / Unit 5 Loan 2 190.8 230.7 319.9 9/26/2019 Office GA $172 / SF 5 Loan 6 88.9 170.0 170.0 1/14/2022 Multifamily CO $195,385 / Unit 5 Loan 7 120.1 160.4 160.4 1/9/2018 Land VA $140 / SF 5 Loan 8 100.9 155.0 160.0 9/8/2022 Multifamily AZ $305,758 / Unit 5 Loan 9 90.0 142.3 151.7 4/26/2022 Multifamily TX $86,789 / Unit 5 Loan 11 90.9 126.5 126.5 6/17/2022 Multifamily TX $97,219 / Unit 5 Loan 16 71.1 90.4 92.2 8/2/2021 Office CA $212 / SF 5 Loan 20 24.6 66.6 80.0 8/27/2021 Office GA $70 / SF 5 Loan 23 1.5 1.5 1.5 7/1/2019 Other Other n/a 5 Loan 18 78.5 78.5 115.3 8/1/2022 Hospitality NY $341,197 / Key 4 Watchlist Loans See Endnotes in the Appendix. A. For risk rated 5 loans, based on carrying value net of specific CECL reserves. For risk rated 4 loans, based on whole loan commitment value. Loans with a nonrefundable purchaser deposit as of October 2026

Portfolio Details

CMTG CLAROS MORTGAGE TRUST

CMTG Portfolio Details by Unpaid Principal Balance as of September 30, 2026 *($ in millions)*

Loan [3, 11]	Carrying Value [4]	Unpaid Principal Balance	Loan Commitment [12]	Origination Date	Property Type [20]	Location	Loan Type	Construction [20]	Risk Rating
Loan 1	$250.0	$402.3	$405.0	12/16/2021	Multifamily	CA	Senior	-	5
Loan 2	190.8	230.7	319.9	9/26/2019	Office	GA	Senior	-	5
Loan 3	224.6	224.9	224.9	6/30/2022	Hospitality	CA	Senior	-	3
Loan 4	***201.4***	***200.0***	***200.0***	***7/12/2018***	***Hospitality***	***NY***	***Senior***	***-***	***3***
Loan 5	176.8	176.8	176.8	4/14/2022	Multifamily	MI	Senior	-	3
Loan 6	88.9	170.0	170.0	1/14/2022	Multifamily	CO	Senior	-	5
Loan 7	120.1	160.4	160.4	1/9/2018	Land	VA	Senior	-	5
Loan 8	100.9	155.0	160.0	9/8/2022	Multifamily	AZ	Senior	-	5
Loan 9	90.0	142.3	151.7	4/26/2022	Multifamily	TX	Senior	-	5
Loan 10	129.9	130.0	130.0	12/10/2021	Multifamily	VA	Senior	-	2
Loan 11	90.9	126.5	126.5	6/17/2022	Multifamily	TX	Senior	-	5
Loan 12	125.0	125.0	125.0	12/9/2021	Office	IL	Subordinate	-	3
Loan 13	120.7	120.1	124.2	11/4/2022	Mixed-use	MA	Senior	Y	3
Loan 14	115.5	115.5	117.3	4/29/2019	Mixed-use	NY	Senior	-	3
Loan 15	102.3	102.4	104.5	7/30/2024	Retail	NJ	Senior	-	3
Loan 16	71.1	90.4	92.2	8/2/2021	Office	CA	Senior	-	5
Loan 17	86.0	86.0	86.0	12/15/2021	Mixed-use	TN	Senior	-	3

Loan repaid in full after quarter-end

See Endnotes in the Appendix.

CLAROS MORTGAGE TRUST, INC. THIRD QUARTER 2026 EARNINGS SUPPLEMENT

PAGE 14

Portfolio Details (cont'd)

CMTG CLAROS MORTGAGE TRUST

CMTG Portfolio Details by Unpaid Principal Balance as of September 30, 2026 *($ in millions)*

Loan [3, 11]	Carrying Value [4]	Unpaid Principal Balance	Loan Commitment [12]	Origination Date	Property Type [20]	Location	Loan Type	Construction [20]	Risk Rating
Loan 18 [A]	78.5	78.5	115.3	8/1/2022	Hospitality	NY	Senior	Y	4
Loan 19	***68.6***	***68.7***	***73.7***	***1/19/2022***	***Hospitality***	***TN***	***Senior***	***-***	***3***
Loan 20	24.6	66.6	80.0	8/27/2021	Office	GA	Senior	-	5
Loan 21	50.0	50.0	50.0	4/5/2019	Retail	NY	Senior	-	3
Loan 22	31.3	31.3	31.3	4/5/2019	Other	Other	Senior	-	3
Loan 23	1.5	1.5	1.5	7/1/2019	Other	Other	Senior	-	5
Total / Wtd. Avg. [3, 11]	**$2,539.4**	**$3,055.2**	**$3,226.2**					**7% [5]**	
Investment in unconsolidated joint venture [A]	$42.1								
Real Estate Owned, net – Hotel Portfolio [8]	318.9								
Real Estate Owned, net – Mixed-use [8]	53.1								
Real Estate Owned, net - Multifamily [8]	234.4								
Real Estate Owned, net – Land Parcel	94.3								
Non-Loan Investment Total	**$742.8**								
Portfolio Total	**$3,282.2**								

Loan repaid in full after quarter-end

See Endnotes in the Appendix. Totals may not foot or cross-foot due to rounding.
A. Consisting of loans secured by the same property.

CLAROS MORTGAGE TRUST, INC. THIRD QUARTER 2026 EARNINGS SUPPLEMENT PAGE 15

Consolidated Balance Sheets ($ in thousands) September 30, 2026 June 30, 2026 Assets Cash and cash equivalents $ 133,764 $ 90,327 Restricted cash 15,558 11,920 Loans receivable held-for-investment 3,055,051 3,355,833 Less: current expected credit loss reserve   (564,428)   (565,554) Loans receivable held-for-investment, net 2,490,623 2,790,279 Loans receivable held-for-sale - 69,854 Equity method investment 42,080 42,115 Real estate owned held-for-investment, net 646,740 647,348 Real estate owned held-for-sale 53,141 75,289 Other assets 113,941 108,226 Total assets $ 3,495,847 $ 3,835,358 Liabilities and Equity Repurchase agreements $ 1,323,921 $ 1,536,906 Term participation facility 211,968 329,113 Secured term loan, net 469,947 467,693 Debt related to real estate owned hotel portfolio, net 233,114 232,406 Other liabilities 24,888 24,181 Management fee payable - affiliate 6,823 7,077 Total liabilities 2,270,661 2,597,376 Equity Common stock 1,411 1,411 Additional paid-in capital 2,770,148 2,768,687 Accumulated deficit (1,546,373) (1,532,116) Total equity   1,225,186   1,237,982 Total liabilities and equity $ 3,495,847 $ 3,835,358

Reconciliation of Consolidated Balance Sheet to Book Value per Share Composition

CMTG CLAROS MORTGAGE TRUST

($ in thousands, except per share data)	Cash	Risk Rated 2 & 3 Loans	Real Estate Owned	Risk Rated 4 & 5 Loans and Equity Investment	Other Assets, net	Subtotal	Secured Term Loan Principal	Total September 30, 2026
Assets								
Cash and cash equivalents	$ 133,764	$ -	$ -	$ -	$ -	$ 133,764	$ -	$ 133,764
Restricted cash	-	-	-	-	15,558	15,558	-	15,558
Loans receivable held-for-investment	-	1,432,104	-	1,622,947	-	3,055,051	-	3,055,051
Less: current expected credit loss reserve	-	(41,825) [A]	-	(522,603) [A]	-	(564,428)	-	(564,428)
Loans receivable held-for-investment, net	-	1,390,279	-	1,100,344	-	2,490,623	-	2,490,623
Equity method investment	-	-	-	42,080	-	42,080	-	42,080
Real estate owned held-for-investment, net	-	-	646,740	-	-	646,740	-	646,740
Real estate owned held-for-sale	-	-	53,141	-	-	53,141	-	53,141
Other assets	-	-	1,009 [B]	-	112,932	113,941	-	113,941
Total assets	$ 133,764	$ 1,390,279	$ 700,890	$ 1,142,424	$ 128,490	$ 3,495,847	$ -	$ 3,495,847
Total assets per share [D]	$ 0.93	$ 9.64	$ 4.86	$ 7.92	$ 0.89	$ 24.24	$ -	$ 24.24
Liabilities								
Repurchase agreements	$ -	$ 644,595	$ 178,634	$ 500,692	$ -	$ 1,323,921	$ -	$ 1,323,921
Term participation facility	-	163,482	-	48,486	-	211,968	-	211,968
Secured term loan, net	-	-	-	-	(30,053) [C]	(30,053)	500,000 [C]	469,947
Debt related to real estate owned hotel portfolio, net	-	-	235,000 [C]	-	(1,886) [C]	233,114	-	233,114
Other liabilities	-	113 [A]	216 [B]	1,690 [A]	22,869	24,888	-	24,888
Management fee payable - affiliate	-	-	-	-	6,823	6,823	-	6,823
Total liabilities	-	808,190	413,850	550,868	(2,247)	1,770,661	500,000	2,270,661
Total liabilities per share [D]	$ -	$ 5.60	$ 2.87	$ 3.82	$ (0.01)	$ 12.28	$ 3.47	$ 15.75
Total equity / book value	$ 133,764	$ 582,089	$ 287,040	$ 591,556	$ 130,737	$ 1,725,186	$ (500,000)	$ 1,225,186
Book value per share [D]	$ 0.93	$ 4.04	$ 1.99	$ 4.10	$ 0.90	$ 11.96	$ (3.47)	$ 8.49

The various components of Book Value presented represent an attribution of total GAAP equity and are not an estimate of fair value or realizable value. See Important Notices beginning on page 21.

A. Reflects an allocation of general CECL reserve on both funded and unfunded portions of risk rated 2, 3, and 4 loans.
B. Reflects lease intangibles, net and deferred leasing costs, net related to real estate owned assets and included within other assets and other liabilities.
C. Financing balance reflects unpaid principal balance. Related deferred financing costs, net, included within Other Assets, net.
D. Based on 144,245,923 shares of common stock outstanding and RSUs as of September 30, 2026. Excludes 7,542,227 warrants outstanding as the exercise price of $4.00 per share exceeded the closing share price of our common stock. Per share amounts may not foot due to rounding.

CLAROS MORTGAGE TRUST, INC. THIRD QUARTER 2026 EARNINGS SUPPLEMENT PAGE 17

Consolidated Statements of Operations Three Months Ended Three Months Ended ($ in thousands, except share and per share data) September 30, 2026 June 30, 2026 Revenue Interest and related income $ 41,536 $ 46,251 Less: interest and related expense   40,291   46,603 Net interest income (expense)   1,245   (352) Revenue from real estate owned 31,394 30,065 Total net revenue   32,639   29,713 Expenses Management fees - affiliate 6,822 7,077 General and administrative expenses 3,582 4,722 Stock-based compensation expense 1,442 1,489 Real estate owned: Operating expenses 22,216 20,550 Interest expense 8,688 8,947 Depreciation and amortization   4,453   6,144 Total expenses   47,203   48,929 Gain on sale of real estate owned - 341 Loss from equity method investment (35) (43) Loss on extinguishment of debt - - Valuation adjustment for real estate owned held-for-sale (4) (29,623) Provision for current expected credit loss reserve (387) (208,839) Recovery of principal charge-offs 733 1,949 Net loss $ (14,257) $ (255,431) Net loss per share of common stock: Basic and diluted $ (0.10) $ (1.81) Weighted-average shares of common stock outstanding: Basic and diluted   141,380,300   141,419,175

Reconciliation of GAAP Net Loss to Distributable Loss

CMTG CLAROS MORTGAGE TRUST

Distributable Loss Reconciliation	Q3 2026	Q2 2026	Q1 2026	2026 YTD
($ in thousands, except share and per share data)				
Net loss	**$ (14,257)**	**$ (255,431)**	**$ (54,294)**	**$ (323,982)**
Adjustments:				
Non-cash stock-based compensation expense	1,442	1,489	2,317	5,248
Provision for current expected credit loss reserve	387	208,839	31,372	240,598
Recovery of principal charge-offs	(733)	(1,949)	-	(2,682)
Depreciation and amortization expense	4,453	6,144	6,399	16,996
Amortization of above and below market lease values, net	(38)	257	258	477
Amortization of discount on secured term loan	843	843	569	2,255
Loss on extinguishment of debt	-	-	5,898	5,898
Valuation adjustment for real estate owned held-for-sale	4	29,623	-	29,627
Gain on sale of real estate owned	-	(341)	-	(341)
Distributable Loss prior to realized gains and losses[13]	**(7,899)**	**(10,526)**	**(7,481)**	**(25,906)**
Loss on extinguishment of debt	-	-	(5,898)	(5,898)
Principal charge-offs[A]	(4,884)	(43,983)	(61,861)	(110,728)
Recovery of principal charge-offs	733	1,949	-	2,682
Valuation adjustment for real estate owned held-for-sale	(4)	(29,623)	-	(29,627)
Gain on sale of real estate owned	-	341	-	341
Previously recognized depreciation and amortization on real estate owned[B]	-	(1,346)	-	(1,346)
Previously recognized depreciation and amortization on real estate owned held-for-sale[C]	-	(7,636)	-	(7,636)
Distributable Loss[13]	**$ (12,054)**	**$ (90,824)**	**$ (75,240)**	**$ (178,118)**
Weighted average diluted shares - Distributable Loss	144,268,666	144,355,385	143,460,120	144,031,019
Diluted Distributable Loss per share prior to realized gains and losses	**$ (0.05)**	**$ (0.07)**	**$ (0.05)**	**$ (0.17)**
Diluted Distributable Loss per share	**$ (0.08)**	**$ (0.63)**	**$ (0.52)**	**$ (1.23)**

Totals may not foot or cross-foot due to rounding. Refer to page 21 for definition of Distributable Earnings (Loss).

A. For the three months ended September 30, 2026, amount includes a $0.1 million charge-off of an exit fee related to the discounted payoff of a multifamily loan in July 2026. For the three months ended June 30, 2026, amount includes a $0.4 million charge-off of accrued interest receivable related to the mortgage foreclosure on a multifamily property in May 2026. For the three months ended March 31, 2026, amount includes a $12.9 million charge-off of accrued interest receivable and a $0.3 million charge-off of an exit fee related to the sale of a hospitality loan in March 2026.

B. Reflects previously recognized depreciation and amortization on the multifamily real estate owned asset that was sold during the three months ended June 30, 2026. Amounts recorded were not previously recognized in Distributable Earnings (Loss).

C. Reflects previously recognized depreciation and amortization on (i) the mixed-use real estate owned asset and (ii) one of the multifamily real estate owned assets upon reclassification of the respective assets to held-for-sale during the three months ended June 30, 2026. Amounts recorded were not previously recognized in Distributable Earnings (Loss).

CLAROS MORTGAGE TRUST, INC. THIRD QUARTER 2026 EARNINGS SUPPLEMENT PAGE 19

Adjusted Book Value per Share, Net Debt-to-Equity and Total Leverage Calculations

CMTG CLAROS MORTGAGE TRUST

Book Value per Share Reconciliation	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	December 31, 2024
($ in thousands, except per share data)					
Total Equity	$ 1,225,186	$ 1,237,982	$ 1,492,848	$ 1,531,895	$ 2,008,086
Number of shares of common stock outstanding and RSUs[A]	144,245,923	144,295,867	144,487,311	143,285,119	142,187,015
Book Value per Share[B]	$ 8.49	$ 8.58	$ 10.33	$ 10.69	$ 14.12
Add back: accumulated depreciation and amortization on real estate owned held-for-investment and related lease intangibles	0.16	0.13	0.15	0.10	0.03
Add back: general CECL reserve	0.35	0.35	0.35	0.54	1.02
Adjusted Book Value per Share[13]	$ 9.00	$ 9.06	$ 10.83	$ 11.33	$ 15.17

Net Debt-to-Equity Ratio and Total Leverage Ratio Reconciliation	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	December 31, 2024
($ in thousands, except ratios)					
Asset specific debt	$ 1,769,003	$ 2,098,425	$ 2,163,973	$ 2,595,580	$ 4,179,372
Secured term loan, net	469,947	467,693	465,577	549,447	709,777
Total debt	2,238,950	2,566,118	2,629,550	3,145,027	4,889,149
Less: cash and cash equivalents	(133,764)	(90,327)	(116,782)	(173,186)	(99,075)
Net Debt	$ 2,105,186	$ 2,475,791	$ 2,512,768	$ 2,971,841	$ 4,790,074
Total Equity	$ 1,225,186	$ 1,237,982	$ 1,492,848	$ 1,531,895	$ 2,008,086
Net Debt-to-Equity Ratio[C, 9, 13]	1.7x	2.0x	1.7x	1.9x	2.4x
Non-consolidated senior loans	$ 830,000	$ 830,000	$ 830,000	$ 830,000	$ 830,000
Total Leverage	$ 2,935,186	$ 3,305,791	$ 3,342,768	$ 3,801,841	$ 5,620,074
Total Leverage Ratio[C, 10, 13]	2.4x	2.7x	2.2x	2.5x	2.8x

See Endnotes in the Appendix.

A. As of September 30, 2026, June 30, 2026 and March 31, 2026, amount excludes 7,542,227 warrants outstanding as the exercise price of $4.00 per share exceeded the closing share price of our common stock.

B. Calculated as (i) total equity divided by (ii) number of shares of common stock outstanding and RSUs at period end.

C. September 30, 2026 metrics adjusted for fourth quarter loan resolutions and deleveraging of $268.7 million, net debt-to-equity and total leverage ratios declined to 1.5x and 2.2x, respectively.

CLAROS MORTGAGE TRUST, INC. THIRD QUARTER 2026 EARNINGS SUPPLEMENT

PAGE 20

Important Notices The information herein generally speaks as of the date hereof or such earlier date referred to on specific pages herein. In furnishing this document, Claros Mortgage Trust, Inc. and its consolidated subsidiaries (the “Company” or “CMTG”) do not undertake to update the information herein. No legal commitment or obligation shall arise by the provision of this presentation. All financial information is provided for general reference purposes only and is superseded by, and is qualified in its entirety by reference to, CMTG’s financial statements. No Offer or Solicitation This document does not constitute (i) an offer to sell or a solicitation of an offer to purchase any securities in CMTG, (ii) a means by which any other investment may be offered or sold or (iii) advice or an expression of our view as to whether an investment in CMTG is suitable for any person. Portfolio Metrics; Basis of Accounting The performance information set forth in this document has generally been prepared on the basis of generally accepted accounting principles in the United States (U.S. GAAP). The basis on which CMTG’s operating metrics are presented in this document may vary from other reports or documents that CMTG prepares from time to time for internal or external use. Net Debt-to-Equity Ratio, Total Leverage Ratio, and Distributable Earnings (Loss) Net Debt-to-Equity Ratio, Total Leverage Ratio, and Distributable Earnings (Loss) are non-GAAP measures used to evaluate the Company’s performance excluding the effects of certain transactions, non-cash items and GAAP adjustments, as determined by our Manager. Net Debt-to-Equity Ratio is a non-GAAP measure, which the Company defines as the ratio of asset-specific debt and secured term loan, less cash and cash equivalents, to total equity. Total Leverage Ratio is a non-GAAP measure, which the Company defines as the ratio of asset-specific debt and Secured Term Loan, plus non-consolidated senior interests held by third parties, less cash and cash equivalents, to total equity. Refer to page 20 for a reconciliation of Net Debt-to-Equity Ratio and Total Leverage Ratio. For further information, please refer to Item 7 (MD&A) of our Form 10-Ks and/or Item 2 (MD&A) of our Form 10-Qs. Distributable Earnings (Loss) is a non-GAAP measure, which the Company defines as net income (loss) in accordance with GAAP, excluding (i) non-cash stock-based compensation expense, (ii) real estate owned held-for-investment depreciation and amortization, (iii) any unrealized gains or losses from mark-to-market valuation changes (other than permanent impairments) that are included in net income (loss) for the applicable period, (iv) one-time events pursuant to changes in GAAP and (v) certain non-cash items, which in the judgment of the Company’s Manager, should not be included in Distributable Earnings (Loss). For both the Company’s entire portfolio and its real estate owned assets, the Company presents Distributable Earnings (Loss) prior to realized gains and losses, which such gains and losses include, as applicable, (i) charge-offs and recoveries of principal, accrued interest receivable, and/or exit fees and (ii) gains, losses, and components thereof recognized in connection with real estate owned assets, as the Company believes this more easily allows the Board, Manager, and investors to compare the Company’s operating performance to our peers, to assess our ability to declare and pay dividends, and to determine our compliance with certain financial covenants. Pursuant to the Management Agreement, the Company uses Core Earnings, which is substantially the same as Distributable Earnings (Loss) excluding incentive fees, to determine the incentive fees the Company pays our Manager. The Company believes that Distributable Earnings (Loss) and Distributable Earnings (Loss) prior to realized gains and losses provide meaningful information to consider in addition to net income (loss) and cash flows from operating activities in accordance with GAAP. Distributable Earnings (Loss) and Distributable Earnings (Loss) prior to realized gains and losses do not represent net income (loss) or cash flows from operating activities in accordance with GAAP and should not be considered as an alternative to GAAP net income (loss), an indication of cash flows from operating activities, a measure of liquidity or an indication of funds available for cash needs. In addition, the Company’s methodology for calculating these non-GAAP measures may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures and, accordingly, the Company’s reported Distributable Earnings (Loss) and Distributable Earnings (Loss) prior to realized gains and losses may not be comparable to the Distributable Earnings (Loss) and Distributable Earnings (Loss) prior to realized gains and losses reported by other companies. In order to maintain the Company’s status as a REIT, the Company is required to distribute at least 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding net capital gain, as dividends. Distributable Earnings (Loss), Distributable Earnings (Loss) prior to realized gains and losses, and other similar measures, have historically been a useful indicator over time of a mortgage REIT’s ability to cover its dividends, and to mortgage REITs themselves in determining the amount of any dividends to declare. Distributable Earnings (Loss) and Distributable Earnings (loss) prior to realized gains and losses are key factors, among others, considered by the Company’s Board in determining the dividend each quarter and as such the Company believes Distributable Earnings (Loss) and Distributable Earnings (Loss) prior to realized gains and losses are also useful to investors. While Distributable Earnings (Loss) excludes the impact of our provision for or reversal of current expected credit loss reserve, charge-offs of principal, accrued interest receivable, and/or exit fees are recognized through Distributable Earnings (Loss) when deemed non-recoverable and/or recognized. Non-recoverability is determined (i) upon the resolution of a loan (i.e., when the loan is repaid, fully or partially, when we acquire title in the case of foreclosure, deed-in-lieu of foreclosure, or assignment-in-lieu of foreclosure, or when the loan is sold or anticipated to be sold for an amount less than its carrying value), or (ii) with respect to any amount due under any loan, when such amount is determined to be uncollectible. In determining Distributable Earnings (Loss) per share and Distributable Earnings per share prior to realized gains and losses, the dilutive effects of unvested RSUs and warrants outstanding are considered. The weighted average diluted shares outstanding used for Distributable Earnings (Loss) and Distributable Earnings per share prior to realized gains and losses have been adjusted from weighted average diluted shares under GAAP to include weighted average unvested RSUs and warrants outstanding, if the exercise price of the warrants outstanding exceeds the average share price of our common stock during such period.

Important Notices (cont’d) Adjusted Book Value Per Share Adjusted Book Value per Share is a non-GAAP financial measure. We believe that presenting book value per share adjusted for accumulated depreciation and amortization on our real estate owned held-for-investment and our general CECL reserve is useful for investors as it enhances the comparability to our peers who may not hold real estate investments and excludes the impact of our general CECL reserve, which may fluctuate from quarter-to-quarter as the composition and size of our loan portfolio varies. Further, we believe that our investors and lenders consider book value excluding these items as an important metric related to our overall capitalization. Refer to page 20 for a reconciliation of book value per share to adjusted book value per share. For further information, please refer to Item 7 (MD&A) of our Form 10-Ks and/or Item 2 (MD&A) of our Form 10-Qs. Determinations of Loan-to-Value / Loan-to-Cost Adjusted LTV represents “loan-to-value” or “loan-to-cost” upon origination and updated only in connection with a partial loan paydown and/or release of collateral, material changes to expected project costs, the receipt of a new appraisal (typically in connection with financing or refinancing activity) or a change in our loan commitment. LTV determined upon origination is calculated as our total loan commitment upon origination, as if fully funded, plus any financings that are pari passu with or senior to our loan, divided by our estimate of either (1) the value of the underlying real estate, determined in accordance with our underwriting process (typically consistent with, if not less than, the value set forth in a third-party appraisal) or (2) the borrower’s projected, fully funded cost basis in the asset, in each case as we deem appropriate for the relevant loan and other loans with similar characteristics. Adjusted LTV, origination LTV, underwritten values, and/or project costs should not be assumed to reflect our judgment of current market values or project costs, which may have changed materially since the date of the most recent determination of LTV. Weighted average adjusted LTV is based on loan commitment, including non-consolidated senior interests and pari passu interests, and includes risk rated 5 loans. Loans with specific CECL reserves are reflected as 100% LTV. Book Value per Share Composition The book value per share composition presented on page 4 and reconciled on page 17 attributes the Company’s total GAAP equity among categories of assets. For each category, the Company presents the GAAP carrying value of the assets in that category (net of specific CECL reserves for risk rated 5 loans and general CECL reserves for risk rated 2, 3, and 4 loans), less the asset-specific financing and other liabilities that management has attributed to those assets. Financings are presented at unpaid principal balance. Where assets are financed under cross-collateralized arrangements, management has allocated the financing among those assets based on the amounts attributed to each asset under the applicable facility. The secured term loan is presented at its unpaid principal balance and is not attributed to any asset category. Differences between the unpaid principal balance and the GAAP carrying value of our indebtedness related to deferred financing costs, together with all remaining assets and liabilities, are included in "Other assets, net." The sum of all categories equals total GAAP equity and GAAP book value per share. The amount attributed to each category, and any subtotal of those amounts, are non-GAAP financial measures and should not be considered as an alternative to total GAAP book value per share. We believe these measures are useful to investors because they show how the Company’s equity is distributed across assets with different credit profiles and expected resolution paths and may be used by management in evaluating and determining capital allocation priorities. The attribution methodology reflects management's judgment, and other reasonable methods could produce different results. Our methodology may differ from that used by other companies, and these measures may not be comparable to similarly titled measures reported by other companies. These measures are based on GAAP carrying values as of the date presented. They do not represent (i) fair value, (ii) the amounts that the Company may realize upon the sale, repayment, foreclosure or other resolution of any asset, or (iii) the amounts that would be available to repay the secured term loan or other indebtedness, to fund operations or to make distributions to stockholders. Amounts realized may be materially lower than carrying value, including as a result of additional losses on loans and REO, transaction costs, and market conditions. The attribution of assets and liabilities to categories does not necessarily reflect their legal segregation. The Company's assets generally remain subject to the claims of its creditors, and assets in one category may be pledged under financing arrangements that include cross-collateralization, cross-default, margin call and mandatory prepayment provisions, among other features. The composition does not reflect future management fees, general and administrative expenses, interest expense, funding of unfunded loan commitments, or other costs the Company will incur or pay. Per share amounts are based on shares of common stock outstanding and RSUs and exclude warrants as they are anti-dilutive.

Important Notices (cont’d) Forward-Looking Statements This document and oral statements made in connection therewith contain forward-looking statements within the meaning of U.S. federal securities laws. Forward-looking statements express CMTG’s views regarding future plans and expectations. They include statements that include words such as “may,” “could,” “would,” “should,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “intend” and similar words or expressions. Forward-looking statements in this presentation include, but are not limited to, statements regarding future operations, business strategy, cash flows, income, costs, expenses, liabilities and profits of CMTG. These statements are based on numerous assumptions and are subject to risks, uncertainties or change in circumstances that are difficult to predict or quantify. Actual future results may vary materially from those expressed or implied in these forward-looking statements, and CMTG’s business, financial condition, liquidity, results of operations and prospects could be materially and adversely affected by numerous factors, including such known and unknown risks and uncertainties. As a result, forward-looking statements should be understood to be only predictions and statements of our current beliefs, and are not guarantees of performance. Statements regarding the following subjects, among others, may be forward-looking: our business and investment strategy; changes in interest rates and their impact on our borrowers and on the availability and cost of our financing; our projected operating results; defaults by borrowers in paying debt service on outstanding loans; anticipated timing, amount, and pace of resolutions of our investments; the timing of cash flows, if any, from our investments; our ability to maintain levels of liquidity that meet or exceed our liquidity needs; the state of and uncertainty surrounding the U.S. and global economy generally or in specific geographic regions; reduced demand for office, multifamily or retail space, including as a result of the increase in remote and/or hybrid work trends which allow work from remote locations other than the employer’s office premises; governmental actions and initiatives and changes to government regulations and policies, including changes in monetary policy; the amount of commercial mortgage loans requiring refinancing; our ability to obtain and maintain financing arrangements on attractive terms, or at all; our ability to maintain compliance with covenants under our financing arrangements; current and prospective financing costs and advance rates for our existing and target assets; our expected leverage; general volatility of the capital markets and the markets in which we may invest and in which our borrowers; the state of the regional, national, and global banking systems; the return on or impact of current and future investments, including our loan portfolio and real estate owned assets; allocation of investment opportunities to us by our Manager and our Sponsor; changes in the markets in which we and our borrowers operate and the impacts thereof; changes in the market value of our investments and collateral underlying our investments; The effects of hedging instruments on our existing and target assets; rates of default, decreased recovery rates, and/or increased loss severity rates on our existing and target assets and related impairment charges, including as these relate to our real estate owned assets; the degree to which our hedging strategies may or may not protect us from interest rate volatility; changes in governmental regulations, tax laws and rates, and similar matters (including the interpretation thereof); our ability to maintain our qualification as a real estate investment trust; our ability to maintain our exclusion from registration under the Investment Company Act of 1940, as amended; the availability and attractiveness of investment opportunities we are able to originate in our target assets; the ability of our Manager to locate suitable investments for us, monitor, service and administer our investments and execute our investment strategy; the availability of qualified personnel from our Sponsor and its affiliates, including our Manager; estimates relating to our ability to pay or resume paying dividends to our stockholders in the future; our understanding of our competition; impact of increased competition on projected returns; the risk of securities class action litigation or stockholder activism; geopolitical or economic conditions or uncertainty, which may include military conflicts and activities (including the military conflicts between Russia and Ukraine, Israel and Hamas, and elsewhere throughout the Middle East, North Africa, and South America more broadly), tensions involving Russia, China, and Iran, political instability, social unrest, civil disturbances, terrorism, natural disasters and pandemics; and market trends in our industry, interest rates, real estate values, the debt markets generally, the CRE debt market or the general economy. The forward-looking statements are based on CMTG’s beliefs, assumptions and expectations of CMTG’s future performance, taking into account all information currently available. You should not place undue reliance on these forward-looking statements. These beliefs, assumptions, and expectations can change as a result of many possible events or factors, not all of which are known to CMTG. If a change occurs, CMTG’s business, financial condition, liquidity, results of operations and prospects may vary materially from those expressed in any forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for CMTG to predict those events or how they may affect CMTG. Except as required by law, CMTG is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Endnotes

1. Refer to page 19 for a reconciliation of net income (loss) to distributable earnings (loss) and distributable earnings (loss) prior to realized gains and losses.
2. Amount based on unpaid principal balance prior to principal charge-offs, if any. Refer to page 3 for further discussion of loan resolution activity.
3. Excludes our real estate owned (REO) assets, unless otherwise noted.
4. Based on carrying value net of specific CECL reserves; excludes loans receivable classified as held-for-sale if applicable.
5. Based on total loan commitments.
6. Senior loans include senior mortgages and similar credit quality loans, including related contiguous subordinate loans (if any), and pari passu participations in senior mortgage loans.
7. Total liquidity includes cash and approved and undrawn credit capacity based on existing collateral.
8. Carrying value includes lease related intangible assets and liabilities, if applicable, included in other assets and other liabilities on the consolidated balance sheets, and is net of related accumulated depreciation and amortization. For real estate owned assets classified as held-for-sale, amounts reflect held-for-sale carrying values as of September 30, 2026.
9. Net Debt-to-Equity Ratio is a non-GAAP measure and is calculated as the ratio of asset-specific debt and Secured Term Loan, less cash and cash equivalents, to total equity. Refer to page 20 for a reconciliation of Net Debt-to-Equity Ratio. Pro forma adjustments to September 30, 2026 ratios reflect deleveraging subsequent to September 30, 2026 of $268.7 million from proceeds received from the resolution of loans receivable. For further information, please refer to Item 7 (MD&A) of our Form 10-Ks and/or Item 2 (MD&A) of our Form 10-Qs.
10. Total Leverage Ratio is a non-GAAP measure and is calculated as the ratio of asset-specific debt and Secured Term Loan, plus non-consolidated senior interests held by third parties, less cash and cash equivalents, to total equity. Refer to page 20 for a reconciliation of Total Leverage Ratio. Pro forma adjustments to September 30, 2026 ratios reflect deleveraging subsequent to September 30, 2026 of $268.7 million from proceeds received from the resolution of loans receivable. For further information, please refer to Item 7 (MD&A) of our Form 10-Ks and/or Item 2 (MD&A) of our Form 10-Qs.
11. Excludes loans receivable classified as held-for-sale, if any.
12. Loan commitment represents principal outstanding plus remaining unfunded loan commitments.
13. See Important Notices beginning on page 21 for additional information on this metric.
14. Yield to maturity represents the weighted average annualized yield to initial maturity of each loan held-for-investment, inclusive of coupon and contractual fees, based on the applicable floating benchmark rate/floors (if applicable), in place as of September 30, 2026. For loans placed on non-accrual, the annualized yield to initial maturity used in calculating the weighted average annualized yield to initial maturity is 0%.
15. At September 30, 2026, mixed-use consists of 3% office, 3% life science, 3% hospitality, 2% multifamily, and 2% retail. Mixed-use allocations are based upon allocable square footage except where another method is deemed more appropriate under the applicable facts and circumstances.
16. Reflects loan for which no specific reserve is recorded as amounts deemed uncollectible have been charged-off as of September 30, 2026.
17. Weighted average spread excludes SOFR floors and is based upon unpaid principal balance.
18. See pages 10 and 20 for book value bridge.
19. Includes CECL reserves on unfunded loan commitments. Such reserves are included within other liabilities on the consolidated balance sheet.
20. Classification of property type and construction status reflect the state of collateral as of September 30, 2026.

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